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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, in the Registration Statement (Form S-1) and related Prospectus of IXC Communications, Inc. dated May 17, 1996 for the registration of its common stock.

                                          Ernst & Young LLP

Austin, Texas
May 17, 1996